Exhibit 10.6

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of June 1, 2012 by and among Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A, individually and as administrative agent (the “Administrative Agent).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 4, 2010 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Lenders party hereto and the Administrative Agent wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the “Third Amendment Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) The definition of “Revolving Maturity Date” in Section 1.01 shall be amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means June 1, 2017.

(b) Section 6.01(f) shall be amended by deleting the amount “$8,000,000” contained therein and replacing it with “$15,000,000”.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or by general principles of equity;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) and the other Credit Documents is true and correct on and as of the date hereof (except to the extent that such representation or warranty expressly refers to an earlier date, in which case it shall be true and correct as of such earlier date); and

(c) No Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied:

(a) the execution and delivery hereof by the Borrower, each of the Lenders and the Administrative Agent;

(b) the execution and delivery by Holdings and each of the Subsidiary Guarantors of a Reaffirmation substantially in the form of Exhibit A hereto.

(c) the Administrative Agent shall have received an amendment fee for the account of each Lender (including JPMCB in its capacity as a Lender) in an amount equal to 0.075% of such Lender’s Commitment on the Third Amendment Effective Date;

(d) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement; and

(e) the Administrative Agent shall have received such other certificates, resolutions, documents and agreements as the Administrative Agent may reasonably request.

4. Reference to and Effect Upon the Credit Documents.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

VERA BRADLEY DESIGNS, INC.

By: /s/ Jeffrey A. Blade
Name: Jeffrey A. Blade
Title: Chief Financial and Administrative Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By: /s/ Morgan K. Boudler
Name: Morgan K. Boudler
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ James M. Stehlik
Name: James M. Stehlik
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Marianne Meil
Name: Marianne Meil
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Douglas Wood
Name: Douglas Wood
Title: Senior Vice President

THE NORTHERN TRUST COMPANY

By: /s/ Michael Fornal
Name: Michael Fornal
Title: Senior Vice President

EXHIBIT A

REAFFIRMATION

Each of the undersigned (i) acknowledges receipt of a copy of Amendment No. 3 to Amended and Restated Credit Agreement (the “Amendment”), amending the Amended and Restated Credit Agreement dated as of October 4, 2010 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”), (ii) consents to the Amendment and each of the transactions referenced therein, and (iii) hereby reaffirms its obligations, as applicable, under the Subsidiary Guaranty dated as of November 26, 2008 and the Parent Guaranty dated as of October 4, 2010, each, in favor of JPMorgan Chase Bank, National Association, as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed to them by the Credit Agreement.

Dated as of June 1, 2012

VERA BRADLEY, INC.

By: /s/ Jeffrey A. Blade
Title: Chief Financial and Administrative Officer

VERA BRADLEY SALES, LLC

By: /s/ Jeffrey A. Blade
Title: Chief Financial and Administrative Officer

VERA BRADLEY INTERNATIONAL, LLC

By: /s/ Jeffrey A. Blade
Title: Chief Financial and Administrative Officer